UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2025

Tutor Perini Corporation
(Exact name of registrant as specified in its charter)

Massachusetts	1-6314	04-1717070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093
(Address of Principal Executive Offices, and Zip Code)

(818) 362-8391
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TPC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Gary G. Smalley as Chief Executive Officer

On January 2, 2025, Tutor Perini Corporation (the “Company”) announced that its Board of Directors (the “Board”) has appointed Gary G. Smalley, the Company’s current President, to the position of Chief Executive Officer (“CEO”), effective January 1, 2025. Mr. Smalley succeeds Ronald N. Tutor, who transitioned to the role of Executive Chairman of the Board effective January 1, 2025, consistent with the timing of the leadership succession plan previously disclosed by the Company and reflected in Mr. Tutor’s Amended and Restated Employment Agreement, effective as of June 1, 2021.

Biographical information regarding Mr. Smalley and Mr. Tutor is incorporated herein by reference to the “Executive Officers” and “Board of Directors” sections, respectively, of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2024 (the “Proxy Statement”). Mr. Smalley and Mr. Tutor will be compensated consistent with their respective employment agreements as described in the “Executive Compensation” section of the Proxy Statement.

In connection with Mr. Smalley’s appointment as CEO, the Board increased the size of the Board from nine to ten members and appointed Mr. Smalley to the Board, effective January 1, 2025. The Board plans to nominate Mr. Smalley to be elected to the Board by the shareholders at the Company’s 2025 Annual Meeting of Shareholders.

Mr. Smalley has no family relationship with any directors or executive officers of the Company, nor are there any arrangements or understandings between Mr. Smalley and any other persons pursuant to which he was selected as an officer or director of the Company. There are no related party transactions between Mr. Smalley and the Company reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the appointment of Mr. Smalley to CEO and transition of Mr. Tutor to Executive Chairman of the Board is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits

(d)          Exhibits

Exhibit Number	Description
99.1	Press release
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TUTOR PERINI CORPORATION

Date:	January 2, 2025	By:	/s/ Ifigenia Protopappas
Ifigenia Protopappas
Corporate Secretary

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